Exhibit 99.1

AFFORDABLE RESIDENTIAL COMMUNITIES TO HOLD CONFERENCE
CALL TO DISCUSS PROPOSED ACQUISITION OF NLASCO, INC.

ENGLEWOOD, CO — (BUSINESS WIRE) — Tuesday, October 17, 2006 — Affordable Residential Communities Inc. (NYSE: ARC) today announced that the Company will host a conference call on Wednesday October 18, 2006 at 4:30 P.M. Eastern time to discuss the Company’s agreement to acquire all of the stock of NLASCO, Inc. (“NLASCO”), a privately held property and casualty insurance holding company, and related matters.  Hosting the call will be Larry D. Willard, Chairman and Chief Executive Officer, Lawrence E. Kreider, Executive Vice President and Chief Financial Officer and Gregory D. Vanek, President and Chief Operating Office of NLASCO, Inc.

The conference call will be webcast live over the Internet from the Company’s website at www.aboutarc.com under the section titled “Webcast”. Participants should follow the instructions provided on the website for the download and installation of audio applications necessary to join the webcast. The call also can be accessed live over the telephone by dialing (888) 695-7895 or for international callers by dialing (706) 679-3799. The passcode for the call is 9056137.

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A PROXY STATEMENT RELATING TO CERTAIN OF THE MATTERS DISCUSSED IN THIS PRESS RELEASE IS EXPECTED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  WHEN FILED, COPIES OF THE PROXY STATEMENT AND OTHER RELATED DOCUMENTS MAY BE OBTAINED FREE OF CHARGE ON THE SEC WEBSITE (WWW.SEC.GOV).  WE URGE YOU TO CAREFULLY REVIEW THESE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  ARC, ITS DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE CONSIDERED “PARTICIPANTS IN THE SOLICITATION” OF PROXIES FROM ARC’S SHAREHOLDERS IN CONNECTION WITH CERTAIN OF THE MATTERS DISCUSSED IN THIS PRESS RELEASE.  INFORMATION REGARDING SUCH PERSONS AND THEIR INTERESTS IN ARC IS CONTAINED IN ARC’S PROXY STATEMENTS AND ANNUAL REPORTS ON FORM 10-K FILED WITH THE SEC.  SHAREHOLDERS AND INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF ARC AND ITS DIRECTORS AND EXECUTIVE OFFICERS IN THE MATTERS DISCUSSED IN THIS PRESS RELEASE, WHICH MAY BE DIFFERENT THAN THOSE OF ARC’S SHAREHOLDERS GENERALLY, BY READING THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS REGARDING THE MATTERS DISCUSSED IN THIS PRESS RELEASE, WHICH IS EXPECTED TO BE FILED WITH THE SEC.

About Affordable Residential Communities Inc.

Affordable Residential Communities Inc. (“ARC” or the “Company”), excluding discontinued operations, currently owns and operates approximately 57,350 homesites located in 276 communities in 24 states. ARC is focused on the acquisition, renovation, repositioning and operation of primarily all-age manufactured home communities with headquarters in Englewood, CO.

CONTACTS

Affordable Residential Communities Inc.
Larry Willard, Chief Executive Officer
(866) 847-8931

investor.relations@aboutarc.com

                  or

Integrated Corporate Relations, Inc.
Brad Cohen, (203) 682-8211

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements contained in this news release are subject to certain risks and uncertainties including, but not limited to, statements about the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Actual results may differ materially from those set forth in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: general risks affecting the real estate industry; the Company’s ability to maintain or increase rental rates and occupancy with respect to properties currently owned; the Company’s assumptions on rental home and home sales and financing activity; completion of pending acquisitions and sales, if any, and terms of and timing with respect thereto; the Company’s growth and expansion into new markets or successful integration of acquisitions; and the effect of interest rates.  Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the Company’s 2005 Annual Report on Form 10-K (included under the heading “Forward-Looking Statements”), and in the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s internet site (http://www.sec.gov).  The forward-looking statements contained in this news release speak only as of the date of the release, and the Company assumes no obligation to update the forward-looking statements or update the reasons why actual results could differ from those contained in the forward-looking statements.